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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington,  D.C.  20549

                                   FORM  8-K
                                 Current  Report

                       Pursuant  to  Section  13  or  15(d)  of
                       the  Securities  Exchange  Act  of  1934

      Date of Report: (Date of earliest event reported): February 20, 2003

                          Commission  File  No.:  000-27339
                                                  ---------

                              BPK RESOURCES, INC.
              -----------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)



          NEVADA                                             88-0426887
--------------------------------                --------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation  or  organization)

                         5858 WESTHEIMER STREET, SUITE 709
                                HOUSTON, TX 77057
                     -------------------------------------------
                    (Address  of  principal  executive  offices)

                                (713)  978-7991
                          -----------------------------
                            (Issuer  telephone  number)


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Item 9. Regulation FD Disclosure

Commencing February 20, 2003 BPK Resources, Inc will distribute the following profile to stockholders and other interested persons upon request.

               CAUTIONARY STATEMENT FOR FORWARD-LOOKING STATEMENTS

The information contained in this Report on Form 8-K and in other public statements by the Company and Company officers include or may contain certain forward-looking statements. The words "may", "intend", "will", "expect", "anticipate", "believe", "estimate", "project", and similar expressions used in this Report are intended to identify forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Sections 21E of the U.S. Securities Exchange of 1934. You should not place undue reliance on these forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events. You should also know that such statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. These factors include, but are not limited to, those risks described in detail in the Company's Annual Report on Form 10-KSB and other filings with the Securities and Exchange Commission. Should any of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may differ materially from those included within the forward-looking statement.


                                BPK RESOURCES INC

                           A New Breed of Oil and Gas

                                   Exploration

                                     Company


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                                COMPANY OVERVIEW

                                  [PHOTOGRAPH]

                          INTRODUCING BPK RESOURCES INC

BPK RESOURCES INC., BASED IN HOUSTON, TEXAS, IS A NEW BREED OF INDEPENDENT OIL AND GAS COMPANY ENGAGED IN ACQUIRING, EXPLORING AND DEVELOPING NATURAL GAS AND OIL PROPERTIES. JOHN B. CONNALLY, III, PRESIDENT, CEO AND DIRECTOR OF BPK RESOURCES, HEADS A TEAM WITH EXTENSIVE INDUSTRY EXPERIENCE AND A PROVEN TRACK RECORD IN THE OIL AND GAS SECTOR. BPK IS CAPITALIZING ON THE TEAM'S COLLECTIVE WEALTH OF KNOWLEDGE, EXPERIENCE, SUCCESSES, CONNECTIONS, CONTACTS AND RELATIONSHIPS BUILT OVER THE PAST THREE DECADES IN THE OIL AND GAS INDUSTRY.

                                 STRATEGIC FOCUS
                                THE BPK ADVANTAGE

As we have defined in our mission statement, BPK is striving to create a leading independent oil and gas exploration and production company that will provide superior financial returns to its shareholders. We are a "new breed" of independent oil and gas company because we are using a focused strategy that aggressively targets high-potential oil and gas assets by utilizing our world-class industry relationships, partners, contacts, contract consultants and the most modern industry technologies in order to meet our objectives.

BPK operates by leveraging its relationships with some of the most successful companies and individuals in the oil and gas industry and by seeking out consultants on a project by project basis that are experts in the specific area being targeted. By undertaking such a strategy, BPK exposes its shareholders to major projects with world-class potential, managed by some of the industry's most talented people. BPK provides exploration expertise and capital which allows it to participate in projects without the responsibilities of actual operations or production. In other words, BPK evaluates and funds exploration and development but does not have to carry some of the overhead involved with these functions. BPK's third party operators are left to do the geological work, drilling and production. This strategy is intended to allow BPK to generate significant shareholder value, cost-effectively, while reducing certain risks traditionally inherent in the oil and gas industry.


                             OPERATIONAL HIGHLIGHTS

In just under a year of oil and gas operations, BPK has executed its strategy and has positioned itself in three North American and one International project of world-class potential, operated by some of the leaders and most dynamic names in the oil and gas industry. BPK has partnered with Amerada Hess, Tom Brown Inc., Oscar Wyatt, TMBR/SHARP and NuCoastal Corporation. As you will see, any one of these project has the potential to provide significant returns.

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                                PROJECT PROFILES


                       [GRAPHIC - MAP OF U.S. GULF COAST]
WAHA PROJECT

LOUISIANA PROJECT

HACKBERRY SANDS PROJECT

                             NORTH AMERICAN PROJECTS

BPK IS CURRENTLY FOCUSED ON THREE HIGH-POTENTIAL AREAS IN NORTH AMERICA WHERE IT OWNS WORKING AND REVENUE INTERESTS. THE COMPANY IS INVOLVED IN THREE WORLD-CLASS OIL AND GAS PROJECTS SITUATED PRIMARILY IN THE PROLIFIC PERMIAN BASIN, EAST TEXAS BASIN AND TEXAS AND LOUISIANA GULF COAST - AREAS THAT CONTAIN SOME OF THE LARGEST OIL AND GAS FIELDS IN THE UNITED STATES.

#1 SOUTHEAST TEXAS
HACKBERRY SANDS PROJECT

The Hackberry Sands Project lies in Southeast Texas in Jefferson County. Oscar Wyatt, BPK and others have working interests in a three well drilling program designed to explore the Hackberry sand reservoirs.

Potential: The project has the potential to provide combined cumulative cash flow to BPK of $1,956,752.

#2 WEST TEXAS-WAHA

Waha is located in Reeves County, Texas. BPK Resources has a 12.5% working interest in 3037 acres operated by Tom Brown, Inc.

Potential: The project has the potential to provide cumulative cash flow to BPK of $7,678,157.

#3 OFF SHORE LOUISIANA -
LOUISIANA SHELF PARTNERS

Cameron Parish, Louisiana. The partnership's prospects are located off shore with approximate water depths of twelve feet. There are two prospect areas, each of which has shallow production. This project is being undertaken in conjunction with Louisiana Coastal Exploration, Inc., a company whose principal is a geologist with over 35 years of experience in the exploration and development of onshore and offshore fields in Louisiana, and which has 30 years of accumulated data. Potential: The project is a shallow and deep gas prospect on 1200 acres. BPK has a 9.5% interest in this project through its ownership interest in Louisiana Shelf Partners, L.P. Shallow and deep refers to the depth of the gas. The deeper pools tend to be larger, but more risky, difficult and expensive to reach. The potential reserves of the first prospect total 459 billion cubic feet
(bcf). In this area, Shell discovered over 150 bcf of shallow reserves in the 1950's and 1960's. In the past 10 years, all of the majors have left the shallow shelf for deeper water and foreign prospects. This has opened past producing fields and their untested flanks to independents for new exploitation. Recent 3-D seismic data has revealed new prospects, both shallow and deep, that were not recognized in the past. The Primary targets are the shallow targets, the easiest and least expensive of which will be drilled first. If the partnership is successful in developing the shallow reserves the secondary targets will be the deeper prospects with potential reserves ranging in excess of 1 trillion cubic feet of gas (tcf).

WAHA PROJECT              [PHOTOGRAPH]

LOUISIANA PROJECT         [PHOTOGRAPH]

HACKBERRY SANDS PROJECT   [PHOTOGRAPH]


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                                PROJECT PROFILES



PHU HORM            [GRAPHIC - MAP OF THAILAND AND SURROUNDING AREA]

PHU HORM PROJECT    [PHOTOGRAPH]

                              INTERNATIONAL PROJECT

INTERNATIONALLY, BPK OWNS A WORKING AND REVENUE INTEREST IN A MAJOR PROJECT LOCATED IN NORTHEASTERN THAILAND, OPERATED BY AMERADA HESS WITH PARTNER OSCAR WYATT.

Phu Horm is a deep gas development project operated by Amerada Hess on an Esso farm-in. The project is located in Northeastern Thailand resting on a geographic feature known as the Khorat Plateau close to the borders of Laos and Cambodia. The project is the result of the drilling and completion in 1984 by Esso of the Phu Horm #1 in the Permian aged Pha Nok Khao dolomites and limestones.

These same reservoirs produce in Esso's Nam Phong gas field 64 km to the south. The Esso field produces from 9 wells and will ultimately produce 509 bcf (production through June 2000 was 239 bcf).

BPK Resources has a 1.824% working interest and 1.596% net revenue interest in the Phu Horm project.

OIL AND GAS SECTOR

A recent Credit Suisse First Boston industry report states that all economic indications point to favorable macro fundamentals for the oil and gas sector, especially for natural gas, indicating that 2003 should be a year of recovery and out performance. The report projects that total U.S. natural gas consumption is expected to grow from approximately 19.6 tcf to 23 tcf in 2006, 2.5 -3.0% annual growth. The report goes on to say that demand growth is equal to or above supply and this will allow for a $3.00 to $4.00 per mcf baseline natural gas pricing environment with a natural gas forecast for 2003 of $4.00 per mcf and $23 per barrel of oil.


THE OPPORTUNITY

Potential Reserves and Cumulative Cash Flow

Phu Horm's potential minimum case economic evaluation would provide for production of 509 bcf resulting in a potential cumulative cash flow to the company of $21,995,285. A second economic evaluation is now suggesting reserve estimates of 3.8 tcf, representing potential cumulative cash flow of $171,314,854 to BPK. Louisiana Shelf Partners' first prospect has potential reserves estimated to be 459 bcf and its secondary deeper prospects have potential reserves estimated to be in the range of 1.1 to 3.1 trillion cubic feet of gas and 1.5 million barrels of oil. With gas now over $5 mcf and industry pricing forecasting a $4.00 per mcf baseline natural gas pricing environment, these projects have the potential to generate huge returns for BPK.


In a short period of time BPK has successfully positioned itself and plans to accelerate both the pace and breadth of its strategy in the months and years to come. The Company has advanced its objectives during the past year and is poised for explosive growth as each project matures and its value becomes apparent to the financial community, its peers and the general public.

With the potential of its projects and strength of its partners, BPK offers an exciting opportunity in the oil and gas exploration and development sector.

We invite you to further explore the potential that BPK has to offer by visiting our website at www.bpkresources.com or feel free to call us toll free at 1-877-858-6990.

                                     SUMMARY

                               MANAGEMENT PROFILES

PRESIDENT/CEO/DIRECTOR

John B. Connally, III has been involved in the oil and gas business since the 1960s and brings to the Company a wealth of contacts and invaluable management and operational skills. Mr. Connally is a graduate of the University of Texas at Austin and received his law degree from the University of Texas Law School. Mr. Connally joined Baker & Botts, a Houston, Texas law firm in 1972, and became a member of the firm in 1980. Mr. Connally's principal practice was in the area of corporate finance, which included the representation of various oil and gas and oil field service companies. Since 1983, upon leaving Baker & Botts, Mr. Connally has been an investor in the oil and gas, real estate and oil field services industries. From 1990 through 1996, Mr. Connally was a founding member of the Board of Directors of Nuevo Energy Company (NYSE listed), the largest independent producer of oil and gas in California, and is a principal in Graver Manufacturing Co., a private company which manufactures pressure vessels for the petrochemical and refining industry. Mr. Connally is also a Director of Continental Southern Resources, Inc. (OTC:CSOR). Mr. Connally, the son of former Texas Governor, Secretary of the Navy and U.S. Treasury Secretary, John B.
Connally,  Jr.,  has  extensive  political  and  business  experience.

SECRETARY/TREASURER/DIRECTOR

Cecile T. Coady, has served as an Officer and Director of the Company since April 19, 2002. Ms. Coady is the President of ESC Consulting Services Corp., a private consulting firm located in Bala Cynwyd, Pennsylvania and has served as an officer director of several publicly traded companies.

DIRECTORS

Mark A. Bush, is President and Chief Executive Officer of Touchstone Resources, Ltd., President of Fortis Energy, Inc. and Vice President of Mescalero
Energy, Inc. (MEI). Mr. Bush was an independent operator from Midland, Texas before becoming Vice President of MEI in 1991. Mr. Bush has extensive experience in project acquisitions, contract negotiations, managerial activities and reviewing oil and gas projects.


Wes Franklin, has over thirty years of successful oil and gas exploration and production experience and has worked in every facet of exploration and production. Mr. Franklin received his B.S. in Geology from Washington State University in 1969 and his M.S. in Geology from Oregon State University in 1975. He has spent over 15 years in senior management positions at Tenneco Oil Company and Fina Oil and Chemical. At Fina he was involved in discoveries of 200 million barrels of oil and 200 billion cubic feet of natural gas. At Fina he directed exploration and production in several basins in the U.S. including Alaska. Mr. Franklin is currently Executive Vice President of Touchstone Resources Ltd. of Houston, TX.


ADVISORY BOARD

Kjeld Thygesen, is a Director of Ivanhoe Mines and is the Managing Director of Lion Resource Management, a London based mining and corporate finance consultancy firm that is the advisor to several leading mining and natural resource funds. Mr. Thygesen has more than 30 years experience in the mining investment business. Before founding Lion Resource Management in 1989, he held various positions with NM Rothschild & Sons and was an international mining research analyst at James Capel.

James De V. B. Guiang, is the founder of Azure Capital Management Ltd. (ACM), an investment management company and acts as a consultant to Lion Resource Management Ltd. He established International Petroleum Investments Ltd. in 1988 as a provider of consultancy services to companies operating in the international energy industry and to sophisticated investors active in the sector. He has been involved with the energy industry since 1979 with Exxon, Amerada Hess, and Conoco International. Mr. Guiang attended the Colorado School of Mines and is a graduate of Boston College, Boston University and the London Business School.

                                CORPORATE PROFILE

                                   Stock Data:

                       OTC Bulletin Board, (OTC BB: BPKR)

          On 11/19/02, name and symbol changed to BPK Resources Inc.
                       (BPKR) from Bepariko BioCom (BPKO)


      Investor Relations
     BPK Resources Inc.
Call toll-free: 1-877-858-6990
Email: invrel@bpkresources.com
     www.bpkresources.com


          Head Office
        BPK Resources Inc.
5858 Westheimer Street, Suite 709
       Houston, TX 77057
        Tel: 713-978-7991
   Email: info@bpkresources.com
      www.bpkresources.com

Directors and Officers
John B. Connally, III  - President/CEO/Director
Cecile T. Coady        - Secretary/Treasurer/Director
Mark A. Bush           - Director
Wes Franklin           - Director
Kjeld Thygesen         - Advisory Board
James De V. B. Guiang  - Advisory Board

                  Capitalization:
             Shares Issued: 13,817,138
12/31/02 - BPKR effected a 2 for 1 forward stock split.
      (capitalization above reflects stock split)

                    Auditors:
         L.J. Soldinger & Associates,
      3850 North Wilke Road Suite 250
        Arlington Heights, IL 60004
              Tel: 847-259-7300
              www.soldinger.com

             Stock Transfer Agent:
               StockTrans, Inc.,
    44 West Lancaster Avenue, Ardmore, PA 19003
              Tel: 610-649-7300
              www.stocktrans.com


Safe Harbor Statement. This document contains forward-looking statements that are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of such forward-looking statements. The words "estimate," "project," "intends," "expects," "believes," "potential," and similar expressions are intended to identify forward looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements are not a guarantee of future performance or events and are subject to known and unknown risks and uncertainties that could cause the Company's actual results, events or financial position to differ materially from those included within the forward-looking statements. These factors include, but are not limited to those factors set forth in the Company's Annual Report on Form 10-KSB and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date made and the Company undertakes no obligation to disclose any revisions to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events. This is not an offer to buy or sell securities. Information or opinions in this report are represented solely for information purposes, and are not intended nor should be construed as investment advice.

                               PRINTED IN CANADA
         (C) Copyright 2003, BPK Resources Inc. All Rights Reserved.
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                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.




     February 20,  2003
                                              /s/  John  B.  Connally,  III
                                              -----------------------------
                                              John  B.  Connally,  III
                                              President



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